As filed with the Securities and Exchange Commission on August 1, 2003
                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                                   ATMI, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                                        06-1481060
           --------                                        ----------
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                       Identification Number)

                                7 Commerce Drive
                           Danbury, Connecticut 06810
                    (Address of Principal Executive Offices)
                                 ---------------

                                   ATMI, Inc.
                                 2003 Stock Plan
                        1998 Employee Stock Purchase Plan

                            (Full Title of the Plans)
                                 ---------------


                                Eugene G. Banucci
                             Chief Executive Officer
                                   ATMI, Inc.
                                7 Commerce Drive
                           Danbury, Connecticut 06810
                     (Name and Address of Agent for Service)

             (203) 794-1100 (Telephone Number, Including Area Code,
                              of Agent for Service)

                                    Copy to:

                             Howard T. Spilko, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100


                         CALCULATION OF REGISTRATION FEE

 ------------------ -------------- ------------------- ------------------ ------------
     Title of                       Proposed Maximum   Proposed Maximum    Amount of
 Securities to be   Amount to be     Offering Price        Aggregate      Registration
    Registered       Registered        Per Share        Offering Price        Fee
 ------------------ -------------- ------------------- ------------------ ------------
 Common Stock        3,500,000 (1)     $25.06 (2)         $87,710,000      $7,095.74
 (par value $0.01
 per share)
 ------------------ -------------- ------------------- ------------------ ------------

(1) Represents the maximum number of shares of Registrant's common stock issuable under Registrant's 2003 Stock Plan and 500,000 additional shares of Registrant's common stock issuable under Registrant's 1998 Employee Stock Purchase Plan, as amended, effective February 28, 2003.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The Proposed Maximum Offering Price Per Share is based upon the average of the high and low prices of Registrant's common stock on the Nasdaq National Market on July 30, 2003, which is within five (5) business days prior to the date of this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.     Incorporation of Documents by Reference.
            ---------------------------------------

      ATMI, Inc. (the "Registrant") hereby incorporates by reference in this Registration Statement the following documents:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

     (b) The Registrant's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2003 and June 30, 2003;

     (c) The Registrant's Current Reports on Form 8-K filed April 23, 2003, May 20, 2003, July 14, 2003 and July 29, 2003; and

     (d) The description of the common stock of the Registrant's predecessor, Advanced Technology Materials, Inc. ("ATM"), as set forth in ATM's Registration Statement on Form 8-A, filed on November 1, 1993, which description was amended on Form 8-A/A on November 11, 1993, and any amendment or report filed for the purpose of further updating such description.

      All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

      Not applicable.

Item 5.   Interest of Named Experts and Counsel.
          -------------------------------------

      Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

      The Registrant's certificate of incorporation provides that the personal liability of the directors of the Registrant shall be limited to the fullest extent permitted by the provisions of Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"). Section 102(b)(7) of the DGCL generally provides that no director shall be liable personally to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director; however, the certificate of incorporation does not eliminate the liability of a director for (i) any breach of the director's duty of loyalty to the Registrant or its stockholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) acts or omissions in respect of certain unlawful dividend payments or stock redemptions or repurchases; or (iv) any transaction from which such director derives improper personal benefit. The effect of this provision is to eliminate the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of his or her fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) through (iv) above. The limitations summarized above, however, do not affect the ability of the Registrant or its stockholders to seek nonmonetary remedies, such as an injunction or rescission, against a director for breach of his or her fiduciary duty.

      In addition, the Registrant's certificate of incorporation and bylaws provide that the Registrant shall, to the fullest extent permitted by Section 145 of the DGCL, indemnify all persons whom it may indemnify pursuant to Section 145 of the DGCL. Section 145 of the DGCL permits a company to indemnify an officer or director who was or is a party or is threatened to be made a party to any proceeding because of his or her position, if the officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

      The Registrant maintains insurance for officers and directors against certain liabilities, including liabilities under the Securities Act. The effect of this insurance is to indemnify any officer or director of the Registrant against expenses, including, without limitation, attorneys' fees, judgments, fines and amounts paid in settlement, incurred by an officer or director upon a determination that such person acted in good faith. The premiums for such insurance are paid by the Registrant.

Item 7.   Exemption from Registration Claimed.
          -----------------------------------

      Not applicable.

Item 8.   Exhibits.
          --------

      Exhibit Number                        Description
      --------------                        -----------

      4.1 Certificate of Incorporation dated as of April 7, 1997 (incorporated by reference to
                                     Exhibit 3.01 to ATMI's Registration
                                     Statement on Form S-4, dated September 10,
                                     1997, Registration No. 333-35323 (the "1997
                                     Form S-4 Registration Statement")).

      4.2 Certificate of Amendment to Certificate of Incorporation dated as of September 23, 1997 (incorporated by reference to Exhibit 4.1(b) to ATMI's Post-Effective Amendment No. 1 to Registration Statement on Form S-8, filed October 10, 1997, Registration No. 333-35323).

      4.3 Certificate of Amendment to Certificate of Incorporation dated as of June 16, 1998 (incorporated by reference to Exhibit 3.01(c) to ATMI's Registration Statement on Form S-4/A, dated July 1, 1998, File No. 333-51333).

      4.4 Certificate of Amendment to Certificate of Incorporation dated as of May 27, 2003 (incorporated by reference to
                                     Exhibit 3.1 to ATMI's Form 10-Q, filed
                                     July 30, 2003, File No. 000-16239).

      4.5 Bylaws of ATMI (incorporated by reference to Exhibit 3.02 to the 1997 Form S-4 Registration Statement).

      4.6 ATMI's 2003 Stock Plan, dated May 21, 2003, as amended May 21, 2003 (filed herewith).

      4.7 ATMI's 1998 Employee Stock Purchase Plan, dated May 20, 1998, as amended February 28, 2003 (filed herewith).

      5.1 Opinion of Kramer Levin Naftalis & Frankel LLP (including consent) (filed herewith).

      23.1                           Consent of Ernst & Young LLP (filed
                                     herewith).

      23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 above).

      24.1                          Power of Attorney  (contained in Signature
                                    Page hereto).

Item 9.    Undertakings.
           ------------

      The Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

      (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on this 1st day of August, 2003.


                                         ATMI, Inc.


                                         By: /s/ Eugene G. Banucci
                                            ---------------------------------
                                            Name:  Eugene G. Banucci
                                            Title: Chief Executive Officer,
                                                   Chairman of the Board and
                                                   Director


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eugene G. Banucci his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on August 1, 2003 in the capacities indicated.


      Signature                         Title(s)
      ---------                         --------
/s/ Eugene G. Banucci
--------------------------- Chief Executive Officer, Chairman of the Board and
  Eugene G. Banucci         Director (Principal Executive Officer)

/s/ Daniel P. Sharkey
--------------------------- Vice President, Chief Financial Officer and
  Daniel P. Sharkey         Treasurer (Principal Financial and Accounting
                            Officer)


/s/ Mark A. Adley           Director
---------------------------
       Mark A. Adley

/s/ Robert S. Hillas        Director
---------------------------
     Robert S. Hillas

/s/ Stephen H. Mahle        Director
---------------------------
     Stephen H. Mahle

/s/ C. Douglas Marsh        Director
---------------------------
     C. Douglas Marsh

/s/ Michael J. Yomazzo      Director
---------------------------
    Michael J. Yomazzo

/s/ Douglas Neugold         Director
---------------------------
    Douglas Neugold

                                  EXHIBIT INDEX


      Exhibit Number                        Description
      --------------                        -----------

      4.1 Certificate of Incorporation dated as of April 7, 1997 (incorporated by reference to
                                     Exhibit 3.01 to ATMI's Registration
                                     Statement on Form S-4, dated September 10,
                                     1997, Registration No. 333-35323 (the "1997
                                     Form S-4 Registration Statement")).

      4.2 Certificate of Amendment to Certificate of Incorporation dated as of September 23, 1997 (incorporated by reference to Exhibit 4.1(b) to ATMI's Post-Effective Amendment No. 1 to Registration Statement on Form S-8, filed October 10, 1997, Registration No. 333-35323).

      4.3 Certificate of Amendment to Certificate of Incorporation dated as of June 16, 1998 (incorporated by reference to Exhibit 3.01(c) to ATMI's Registration Statement on Form S-4/A, dated July 1, 1998, File No. 333-51333).

      4.4 Certificate of Amendment to Certificate of Incorporation dated as of May 27, 2003 (incorporated by reference to
                                     Exhibit 3.1 to ATMI's Form 10-Q, filed
                                     July 30, 2003, File No. 001-16239).

      4.5 Bylaws of ATMI (incorporated by reference to Exhibit 3.02 to the 1997 Form S-4 Registration Statement).

      4.6 ATMI's 2003 Stock Plan, dated May 21, 2003, as amended May 21, 2003 (filed herewith).

      4.7 ATMI's 1998 Employee Stock Purchase Plan, dated May 20, 1998, as amended February 28, 2003 (filed herewith).

      5.1 Opinion of Kramer Levin Naftalis & Frankel LLP (including consent) (filed herewith).

      23.1                           Consent of Ernst & Young LLP (filed
                                     herewith).

      23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 above).

      24.1                           Power of Attorney (contained in
                                     Signature Page hereto).